                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             02/2003 DISTRIBUTION REPORT

SERIES:  wamu 2002-ar5                                 WEIGHTED AVERAGE PC RATE:    5.74086%
POOL NUMBER:  Group 1 = 1853, 1854
____________________________________________________________________________________________

ISSUE DATE:  04/25/2002
CERTIFICATE BALANCE AT ISSUE:    $933,702,768.94

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     956                         $432,615,982.04
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $449,029.78
Unscheduled Principal Collection/Reversals                            $88,474.52
Liquidations-in-full                                      89      $42,564,436.83
Net principal Distributed                                         $43,101,941.13    ($43,101,941.13)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        867                         $389,514,040.91

SCHEDULED INTEREST AT MORTGAGE RATE:                               $2,267,006.48

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $198,282.22

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $45,170,665.39

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             02/2003 DISTRIBUTION REPORT

SERIES:  wamu 2002-ar5                                 WEIGHTED AVERAGE PC RATE:    5.74086%
POOL NUMBER:  Group 1 = 1853, 1854
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $43,101,941.13     $2,068,724.26             $0.00     $2,068,724.26             $0.00    $45,170,665.39

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard         $10,209,084.00             $0.00             $0.00             $0.00    $10,209,084.00
Bankruptcy Bond
   Single-Units           $153,046.00             $0.00             $0.00             $0.00       $153,046.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $18,674,055.00             $0.00             $0.00             $0.00    $18,674,055.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    9      $4,459,494.93         2        $856,290.84         1        $705,434.62

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6
Certificates immediately after the principal and interest distribution on
02/25/2003 are as follows:

                Class       Class Principal Balance
                B1                $10,982,624.17
                B2                 $7,468,041.41
                B3                 $4,392,993.21
                B4                 $1,757,197.29
                B5                 $1,317,945.01
                B6                 $2,635,860.82
                              __________________
                Total             $28,554,661.92
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of January 31, 2003):

SERIES:  2002-ar5               POOL NUMBER:  Group 1 = 1853, 1854

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $389,514,040.91**        $6,021,220.39***        $4,459,494.93***
Number:                         1829                     12                       9
% of Pool:                    100.00%                  1.55%                   1.14%
(Dollars)
% of Pool:                    100.00%                  0.66%                   0.49%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $856,290.84***          $705,434.62***                $0.00***
Number:                           2                       1                       0
% of Pool:                    0.22%                    0.18%                   0.00%
(Dollars)
% of Pool:                    0.11%                    0.05%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all February 01, 2003 scheduled payments and January 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
January 31, 2003.

Trading Factor, calculated as of distribution date : 0.41717135.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including February 01, 2003, and unscheduled prepayments in months prior to February ) can be calculated.